UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2023

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement

On December 19, 2023, GigCapital5, Inc. (“GigCapital5”) and QT Imaging, Inc. (“QT Imaging”) entered into separate agreements (each, a “December 2023 Non-Redemption Agreement”, and collectively, the “December 2023 Non-Redemption Agreements”) with certain of the public stockholders of GigCapital5 (each, individually, a “Public Stockholder”, and collectively, the “Public Stockholders”) eligible to redeem their respective shares of common stock of GigCapital5 (“GigCapital5 Common Stock”) at the upcoming special meeting of stockholders of GigCapital5 scheduled for December 28, 2023 (the “December 2023 Meeting”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the December Non-Redemption Agreements. Any reference herein to the “December 2023 Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

As described further in the definitive proxy statement for the solicitation of proxies in connection with the December 2023 Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023 (the “Extension Proxy Statement”), at the December 2023 Meeting, among other things, the stockholders of GigCapital5 will vote on a proposed extension of the combination period (the “Extension”) for consummating an initial business combination.

Pursuant to the December 2023 Non-Redemption Agreements, the Public Stockholders have agreed not to request redemption in connection with the Extension or to reverse any previously submitted redemption demands in connection with the Extension with respect to the aggregate number of 1,359,229 shares of GigCapital5 Common Stock (the “Non-Redeemed GigCapital5 Shares”), provided that no Public Stockholder is required to hold a number of shares of GigCapital5 Common Stock representing in excess of 9.9% of the total number of shares of GigCapital5 Common Stock outstanding immediately following the December 2023 Meeting. The Non-Redeemed GigCapital5 Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the December 2023 Non-Redemption Agreements. The Public Stockholders will have no obligation to hold such Non-Redeemed GigCapital5 Shares beyond the date of the December 2023 Meeting. One of the non-redeeming Public Stockholders is Meteora Capital Partners, LP, which also has an economic interest in the sponsor of the Company, GigAcquisitions5, LLC.

In consideration of the foregoing, QT Imaging has agreed to issue to the Public Stockholders (the “Share Issuance”), immediately prior to and substantially concurrently with, the closing (the “Closing”) of the proposed Business Combination (as defined below), that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of months, rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02, such that at the Closing, the Public Stockholder will receive that consideration provided for in the BCA (as defined below) that a holder of QTI Shares is entitled to receive pursuant to the BCA, including that number of shares of GigCapital5 Common Stock equal to (A) the number of months rounded up to a whole number, having occurred since December 31, 2023, multiplied by (B) 0.02 (the “Merger Consideration GigCapital5 Shares”). The QTI Shares shall be issued directly to the Public Stockholder in book-entry form on the books and records of QT Imaging, and the Merger Consideration GigCapital5 Shares into which the QTI Shares convert at the Closing will be issued directly to a Public Stockholder in book-entry form on the books and records of the Company’s transfer agent in accordance with the terms of the BCA (as defined below).

The Public Stockholders shall not be required to forfeit, transfer or refrain from transferring any Merger Consideration GigCapital5 Shares. QT Imaging and GigCapital5 have agreed that any QTI Shares received by the Public Stockholders in the Share Issuance, or Merger Consideration GigCapital5 Shares into which such QTI Shares shall convert at the Closing, will not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by QT Imaging with respect to its other QTI Shares or by GigCapital5 with respect to its other shares of GigCapital5 Common Stock.

In the event that QT Imaging or GigCapital5 enters into one or more other non-redemption agreements in connection with the Extension (“Other Agreements”), QT Imaging and GigCapital5 have agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the December 2023 Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholders, QT Imaging and GigCapital5 have agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective December 2023 Non-Redemption Agreement.

This Current Report provides a summary of the form of the December 2023 Non-Redemption Agreement, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. A copy of the form of December 2023 Non-Redemption Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated by reference into this Current Report.

Item 8.01	Other Events.

Supplement to the Extension Proxy Statement

On December 11, 2023, GigCapital5 filed the Extension Proxy Statement for the solicitation of proxies in connection with the December 2023 Meeting to consider and vote on an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment Proposal”), to give the Company the right to extend the date by which it has to consummate an initial business combination (the “Combination Period”) until March 31, 2024 (the “Extension Date”) and an amendment to the Company’s investment management trust agreement allowing the Company to extend the Combination Period until the Extension Date (the “Trust Amendment Proposal”).

GigCapital5 has decided to supplement the Extension Proxy Statement (the “Proxy Supplement”) to provide updated information about the December 2023 Non-Redemption Agreements. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the December 2023 Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the December 4, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the December 2023 Meeting by requesting that the transfer agent return such shares prior to the December 2023 Meeting.

A copy of the Extension Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated to herein by reference.

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into a Business Combination Agreement (as amended, the “Business Combination Agreement” or “BCA”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), and QT Imaging (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). Pursuant to the terms of the Business Combination Agreement, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC a registration statement on Form S-4 (together with all amendment to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The BCA Proxy Statement, Registration Statement, the Extension Proxy Statement, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the extension of the business combination period until March 31, 2024 and approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the extension of the business combination period is set forth in the Extension Proxy Statement and approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, is set forth in the Extension Proxy Statement relating to the extension of the business combination period. GigCapital5 stockholders, potential investors and other interested persons should read the Extension Proxy Statement and the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination, and the GigCapital5 ability to maintain its listing on any stock exchange following the December 2023 Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI

Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the December 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville financing or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of December 2023 Non-Redemption Agreement

99.1	Proxy Supplement, dated as of December 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2023	GIGCAPITAL5, INC.

	By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer, President and Secretary

Exhibit 10.1

FORM OF NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (“Agreement”) dated December ___, 2023, by and among the entities listed on Exhibit A (collectively, the “Holder”), QT Imaging, Inc., a Delaware corporation (“QT Imaging”), and GigCapital5, Inc., a Delaware corporation (the “Company”).

RECITALS:

A. The Company and QT Imaging are the parties to the Business Combination Agreement dated December 8, 2022, as amended (the “BCA”), pursuant to which QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of the Company, which will be renamed as QT Imaging Holdings, Inc.

B. The Company will hold a special meeting of its stockholders (the “Meeting”) on December 28, 2023 to consider and act upon, among other things, a proposal (the “Extension Proposal”) to extend the time the Company has to consummate an initial business combination (“Business Combination”) from December 31, 2023 to March 31, 2023 (the “Extension”).

C. The Holder is willing not to request redemption in connection with the Extension, or to reverse any previously submitted redemption demand, of certain shares of the common stock, par value $0.0001 per share, of the Company (the “GigCapital5 Common Stock”) issued in the Company’s initial public offering held by such Holder upon the terms set forth herein.

IT IS AGREED:

1. Non-Redemption. The Holder hereby agrees either not to request redemption in connection with the Extension or to reverse any previously submitted redemption demand in connection with the Extension with respect to the aggregate number of shares of GigCapital5 Common Stock set forth on Exhibit A hereto (“Non-Redeemed GigCapital5 Shares”) it holds; provided that in no event will Holder be required to hold a number of shares of GigCapital5 Common Stock representing in excess of 9.9% of the total number of shares of GigCapital5 Common Stock outstanding following the effectuation of the Extension Proposal. The Non-Redeemed GigCapital5 Shares held by the Holder shall not be subject to any transfer restrictions other than with respect to this Section 1, and the Holder shall have no obligation to hold any shares of GigCapital5 Common Stock following the date of the Meeting. Nothing in this Agreement is intended to restrict or prohibit the Holder’s ability to redeem any shares of GigCapital5 Common Stock other than the Non-Redeemed GigCapital5 Shares. The Company shall provide the Holder with the final number of the GigCapital5 Common Stock immediately following completion of the Extension no later than 9:00 AM Eastern Time on the date of the Meeting (or such earlier time as necessary to allow Holder the reasonable opportunity to reverse any previously submitted redemption demand in connection with the Extension).

2. Issuance of QTI Shares.

(a) In consideration of the agreement set forth in Section 1 hereof, immediately prior to, and substantially concurrently with, the closing of a Business Combination (“Closing”), QT Imaging shall issue (the “Share Issuance”) to the Holder that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of months, rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02, such that at the Closing, the Holder will receive that consideration provided for in the BCA that a holder of QTI Shares is entitled to receive pursuant to the BCA, including that number of shares of GigCapital5 Common Stock equal to (A) the number of months rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02 (the “Merger Consideration GigCapital5 Shares”). The QTI Shares shall be issued directly to the Holder in book-entry form on the books and records of QTI Imaging, and the Merger Consideration GigCapital5 Shares into which the QTI Shares convert at the Closing shall be issued directly to the Holder in book-entry form on the books and records of the Company’s transfer agent in accordance with the terms of the BCA.

(b) The Holder shall not be required to forfeit, transfer or refrain from transferring any Merger Consideration GigCapital5 Shares received by it pursuant to Section 2(a). QT Imaging and the Company acknowledge and agree that any QTI Shares received by the Holder in the Share Issuance, or Merger Consideration GigCapital5 Shares into which such QTI Shares shall convert at the Closing, shall not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by QT Imaging with respect to its other QTI Shares or by GigCapital5 with respect to its other shares of GigCapital5 Common Stock.

3. Representations of the Holder. The Holder hereby represents and warrants to QT Imaging and the Company that:

(a) The Holder, in making the decision to receive the QTI Shares from QT Imaging pursuant to this Agreement, has not relied upon any oral or written representations or assurances from QT Imaging or the Company or any of QT Imaging’s or the Company’s officers, directors, partners or employees or any other representatives or agents. The Holder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the QTI Shares or the Merger Consideration GigCapital5 Shares into which such QTI Shares convert.

(b) This Agreement has been validly authorized, executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable against the Holder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Holder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Holder is a party which would prevent the Holder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Holder is subject.

(c) The Holder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Holder’s own legal counsel and investment and tax advisors.

(d) The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the issuance of QTI Shares contemplated hereby will be made in reliance on, among other things, a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

(e) The Holder is acquiring the QTI Shares solely for investment purposes, for such Holder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Holder has no present arrangement to sell the QTI Shares to be received hereunder to or through any person or entity except as may be permitted hereunder.

(f) The Holder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the QTI Shares. The Holder is aware that an investment in the QTI Shares is highly speculative and subject to substantial risks. The Holder is cognizant of and understands the risks related to the acquisition of the QTI Shares, including those restrictions described or provided for in this Agreement pertaining to transferability. The Holder is able to bear the economic risk of its investment in the Holder for an indefinite period of time and able to sustain a complete loss of such investment.

(g) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Holder in connection with the acquisition of the QTI Shares nor is the Holder entitled to or will accept any such fee or commission.

(h) The Holder understands that the QTI Shares will be issued to the Holder in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in this Agreement in order to determine the applicability of such provisions.

4. QT Imaging Representations. QT Imaging hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by QT Imaging does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which QT Imaging is a party which would prevent QT Imaging from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which QT Imaging is subject.

(b) QTI Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be (i) duly authorized, validly issued, fully paid and nonassessable and (ii) free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) QT Imaging has not disclosed to the Holder material non-public information with respect to the Company.

(d) There is no action pending against QT Imaging or, to QT Imaging’s knowledge, threatened against QT Imaging, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by QT Imaging of its obligations under this Agreement.

(e) QT Imaging has not offered the QTI Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

5. Company Representations. The Company hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company is a party which would prevent the Company from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company is subject.

(b) The Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), and that the Closing will not occur until the SEC has declared the Registration Statement. The Merger Consideration GigCapital5 Shares into which the QTI Shares will be converted at the Closing will be issued by the Company pursuant to the Registration Statement.

(c) The Company has not disclosed to the Holder material non-public information with respect to the Company.

(d) There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Company of its obligations under this Agreement.

6. Disclosure; Exchange Act Filings. As soon as practicable but in no event later than one business day after execution of this Agreement, the Company will file a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. QT Imaging and the Company agree that the name of the Holder shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

7. Trust Account. Until the earlier of (a) the consummation of the Business Combination; (b) the liquidation of the trust account established for the benefit of the Company’s public stockholders in connection with the Company’s initial public offering (the “Trust Account”); and (c) December 31, 2023, or such later time as the stockholders of the Company may approve, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, the Company further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of shares of the GigCapital5 Common Stock, including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

8. Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, including the conflicts of law provisions and interpretations thereof.

10. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

11. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of: (a) the date of the Meeting, if any of the Non-Redeemed GigCapital5 Shares held by the Holder are actually redeemed in connection with the Meeting, other than as provided for in Section 1; (b) the mutual written consent of the parties hereto; and (c) the effectuation of the Extension and the delivery of the QTI Shares to the Holder. Notwithstanding any provision in this Agreement to the contrary, QT Imaging’s obligation to issue the QTI Shares to the Holder shall only take place immediately prior to, and substantially concurrently with, the Closing.

12. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by another party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

13. Acknowledgement; Waiver. Holder (i) acknowledges that QT Imaging or the Company may possess or have access to material non-public information which has not been communicated to the Holder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against QT Imaging, the Company or any of their respective officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10b-5 promulgated under the Exchange Act; and (iii) is aware that QT Imaging and the Company are relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

14. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties hereto; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

15. Most Favored Nation. In the event QT Imaging or the Company enters one or more other non-redemption agreements in connection with the Extension (“Other Agreements”) before or after the execution of this Agreement, QT Imaging and the Company represent that the terms of such Other Agreements will not be materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Holder. To avoid doubt, the Company and QT Imaging acknowledge and agree that a ratio of Non-Redeemed GigCapital5 Shares to QTI Shares issuable in the Share Issuance in any such Other Agreement in connection with the Extension that is more favorable to such other investors thereunder than such ratio in this Agreement is to the Holder would be materially more favorable to such other investors. In the event that another third party is afforded any such more favorable terms than the Holder, QT Imaging and the Company shall promptly inform the Holder of such more favorable terms in writing, and the Holder shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

QT IMAGING, INC., a Delaware corporation

By:
Name:	Dr. John Klock
Title:	Chief Executive Officer

GIGCAPITAL5, INC., a Delaware corporation

By:
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer

[HOLDER]

By:
Name:
Title:

Signature Page to Non-Redemption Agreement

EXHIBIT A

Account	EIN	Address	Merger Consideration GigCapital5 Shares into which QTI Shares to be issued in the Share Issuance will convert		Number of Non- Redeemed GigCapital5 Shares
			[	•]	[	•]
Total			[	•]	[	•]

Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GigCapital5, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT

OF

GigCapital5, Inc.

Dated December 19, 2023

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking stockholder approval of, among other things, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment Proposal”), to give the Company the right to extend the date by which it has to consummate an initial business combination (“Business Combination”) (the “Combination Period”) and an amendment to the Company’s investment management trust agreement allowing the Company to extend the Combination Period (the “Trust Amendment Proposal”, and together with the Charter Amendment Proposal, the “Extension”). As further provided, GigCapital5, Inc. (“GigCapital5”), QT Imaging, Inc. (“QT Imaging”), and QTI Merger Sub, Inc. (“Merger Sub”) are parties to the Business Combination Agreement (the “BCA”), dated December 8, 2023. The purpose of the following supplemental disclosures is to provide information about certain non-redemption agreements (the “Non-Redemption Agreements”) that have been entered into in connection with the Company’s upcoming special meeting of its stockholders scheduled for December 28, 2023 (the “December 2023 Meeting”). Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

DESCRIPTION OF NON-REDEMPTION AGREEMENTS

Non-Redemption Agreements

On December 19, 2023, GigCapital5, Inc. (“GigCapital5”) and QT Imaging, Inc. (“QT Imaging”) entered into separate agreements (each, a “December 2023 Non-Redemption Agreement”, and collectively, the “December 2023 Non-Redemption Agreements”) with certain of the public stockholders of GigCapital5 (each, individually, a “Public Stockholder”, and together, the “Public Stockholders”) eligible to redeem their respective shares of common stock of GigCapital5 (“GigCapital5 Common Stock”) at the upcoming special meeting of stockholders of GigCapital5 scheduled for December 28, 2023 (the “December 2023 Meeting”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the December 2023 Non-Redemption Agreements. Any reference herein to the “December 2023 Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

As described further in the Definitive Proxy Statement, at the December 2023 Meeting, among other things, the stockholders of GigCapital5 will vote on a proposed extension of the combination period (the “Extension”) for consummating an initial business combination.

Pursuant to the December 2023 Non-Redemption Agreements, the Public Stockholders have agreed not to request redemption in connection with the Extension or to reverse any previously submitted redemption demands in connection with the Extension with respect to the aggregate number of 1,359,229 shares of GigCapital5 Common Stock (the “Non-Redeemed GigCapital5 Shares”), provided that no Public Stockholder is required to hold a number of shares of GigCapital5 Common Stock representing in excess of 9.9% of the total number of shares of GigCapital5 Common Stock outstanding immediately following the December 2023 Meeting. The Non-Redeemed GigCapital5 Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the December 2023 Non-Redemption Agreements. The Public Stockholders will have no obligation to hold such Non-Redeemed GigCapital5 Shares beyond the date of the December 2023 Meeting. One of the non-redeeming Public Stockholders is Meteora Capital Partners, LP, which also has an economic interest in the sponsor of the Company, GigAcquisitions5, LLC.

In consideration of the foregoing, QT Imaging has agreed to issue to the Public Stockholders (the “Share Issuance”), immediately prior to and substantially concurrently with, the closing of the proposed Business Combination (the “Closing”), that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of months, rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02, such that at the Closing, the Public Stockholder will receive that consideration provided for in the BCA (as defined below) that a holder of QTI Shares is entitled to receive pursuant to the BCA, including that number of shares of GigCapital5 Common Stock equal to (A) the number of months rounded up to a whole number, having occurred since December 31, 2023 multiplied by (B) 0.02 (the “Merger Consideration GigCapital5 Shares”). The QTI Shares shall be issued directly to the Public Stockholder in book-entry form on the books and records of QT Imaging, and the Merger Consideration GigCapital5 Shares into which the QTI Shares convert at the Closing shall be issued directly to the Public Stockholder in book-entry form on the books and records of the Company’s transfer agent in accordance with the terms of the BCA.

The Public Stockholders shall not be required to forfeit, transfer or refrain from transferring any Merger Consideration GigCapital5 Shares. QT Imaging and GigCapital5 have agreed that any QTI Shares received by the Public Stockholders in the Share Issuance, or Merger Consideration GigCapital5 Shares into which such QTI Shares shall convert at the Closing, will not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by QT Imaging with respect to its other QTI Shares or by GigCapital5 with respect to its other shares of GigCapital5 Common Stock.

In the event that QT Imaging or GigCapital5 enters into one or more other non-redemption agreements in connection with the Extension (“Other Agreements”), QT Imaging and GigCapital5 have agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the December 2023 Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholders, QT Imaging and GigCapital5 have agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective December 2023 Non-Redemption Agreement.

A copy of the form of the December 2023 Non-Redemption Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by GigCapital5 on the date hereof, and the foregoing description of the December 2023 Non-Redemption Agreements is qualified in its entirety by reference thereto.

IMPORTANT NOTICES

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into the BCA with Merger Sub and QT Imaging, pursuant to the terms of which, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC a registration statement on Form S-4 (together with all amendment to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. In addition, GigCapital5 filed the Definitive Proxy Statement prior to the Special Meeting seeking to extend the business combination period to March 31, 2024. The BCA Proxy Statement, Registration Statement, the Extension Proxy Statement, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the extension of the business combination period until March 31, 2024, and approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the extension of the business combination period is set forth in the Extension Proxy Statement and approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, is set forth in the Extension Proxy Statement relating to the extension of the business combination period. GigCapital5 stockholders, potential investors and other interested persons should read the Extension Proxy Statement and the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination, and the GigCapital5 ability to maintain its listing on any stock exchange following the December 2023 Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the December 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville financing or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.